EXHIBIT 99


    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                      Structural and Collateral Term Sheet     November 19, 2004
--------------------------------------------------------------------------------

[Goldman]            $1,289,895,100 of Offered Certificates
[Sachs  ]  Wells Fargo Mortgage Backed Securities 2004-Z Trust, Issuer
[Graphic]       Mortgage Pass-Through Certificates, Series 2004-Z

Overview of the Offered Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                            Expected
                           Approximate       Ratings     Exp. Credit   Initial Pass-  Estimated  Estimated   Principal    Principal
              Collateral   Certificate    Fitch, S&P &   Enhancement      Through     Avg. Life  Avg. Life    Payment      Payment
Certificates    Group     Balance ($)(1)     Moody's     Percentage    Rate (%) (2)   (yrs) (3)  (yrs) (4)   Window(3)    Window(4)
------------------------------------------------------------------------------------------------------------------------------------
    1A1           1          289,150,000   AAA/AAA/Aaa         10.00%          4.667       2.59       3.34  12/04-10/09  12/04-10/34

   1A2(6)         1           20,883,000   AAA/AAA/Aaa          3.50%          4.667       2.59       3.34  12/04-10/09  12/04-10/34

    2A1           2          744,753,000   AAA/AAA/Aaa          3.50%          4.605       2.57       3.31  12/04-10/09  12/04-10/34

    2A2           2          200,000,000   AAA/AAA/Aaa          3.50%          4.365       2.57       3.31  12/04-10/09  12/04-10/34

  2AIO(5)         2          200,000,000   AAA/AAA/Aaa          3.50%          0.240        NA         NA        NA           NA

     B1          1&2          19,505,000   AA+/AA/Aa2           2.00%          4.621       4.31       6.00  12/04-10/09  12/04-10/34

     B2          1&2           9,753,000     A+/A/A2            1.25%          4.621       4.31       6.00  12/04-10/09  12/04-10/34

     B3          1&2           5,851,000  BBB+/BBB/Baa1         0.80%          4.621       4.31       6.00  12/04-10/09  12/04-10/34
------------------------------------------------------------------------------------------------------------------------------------

(1) The Certificate Sizes are approximate and include an R class with $100 principal balance.
(2) Except for the Class 2A2 Certificates and Class 2AIO Certificates, the Certificates will pay the Weighted Average Net Coupon, which after the bond reset date will equal 1 yr CMT + the weighted average net margin, subject to applicable loan periodic and lifetime rate caps. The Class 2A2 Certificates will pay the lesser of the group 2 Weighted Average Net Coupon or a fixed coupon of 4.365% until the October 2009 distribution and then the Weighted Average Net Coupon of the group 2 mortgage loans thereafter. The Class 2AIO Certificates will pay the excess of the Weighted Average Net Coupon over the initial pass-through rate of the Class 2A2 certificate until the October 2009 distribution. The Class 2AIO Certificates will not receive distributions after the October 2009 distribution date.
(3) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPB.
(4) Average Life and Payment Windows are calculated based upon a pricing prepayment speed of 25% CPR to maturity.
(5) The Class 2AIO Certificate has a notional balance that is equal to the Class 2A2 Certificate.
(6) The 1A1 class will be a "super senior class" and will be entitled to additional credit support from the 1A2 class (a "senior support class"). Principal losses on the underlying loans will not be allocated to the Super Senior class, but instead they will be allocated to the senior support class.


Collateral Description (approximate)

-----------------------------------------------------------------------------------------------------------------------------
                                                                  Group 1                Group 2
Collateral Characteristic                                      (conforming)         (non-conforming)            Aggregate
-----------------------------------------------------------------------------------------------------------------------------
Aggregate Unpaid Principal Balance                               $321,278,315            $979,019,535          $1,300,297,850
Average Unpaid Principal Balance                                     $214,472                $534,691                $390,597
WA Months To First Adjustment Date                                         59                      59                      59
Weighted Average FICO score                                               740                     736                     737
Weighted Average Current Mortgage Interest Rate                        4.927%                  4.865%                  4.881%
Servicing Fee                                                           0.25%                   0.25%                   0.25%
Master Servicing Fee                                                    0.01%                   0.01%                   0.01%
Weighted Average Gross Margin                                           2.75%                   2.75%                   2.75%
Weighted Average Rate Ceiling                                          9.927%                  9.865%                  9.881%
Minimum Current Interest Rate                                          2.625%                  2.625%                  2.625%
Maximum Current Interest Rate                                          5.875%                  5.750%                  5.875%
Mortgage Loan Cutoff Date                                           11/1/2004               11/1/2004               11/1/2004
Weighted Average Original Loan-to-Value Ratio                          76.16%                  70.54%                  71.93%
WA Remaining Term to Stated Maturity (months)                             359                     359                     359
Equity Take Out Refinance                                               7.05%                   7.97%                   7.75%
Primary Residence                                                      88.91%                  93.35%                  92.25%
Single Family Dwellings                                                72.22%                  84.16%                  81.21%
Full Documentation                                                     60.41%                  65.01%                  63.87%
Interest Only                                                          95.76%                  75.73%                  80.68%
Relocation                                                              7.12%                   8.37%                   8.06%
California                                                             17.61%                  50.54%                  42.41%
Largest Individual Loan Balance                                      $464,928              $3,000,000              $3,000,000
-----------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                      Structural and Collateral Term Sheet     November 19, 2004
--------------------------------------------------------------------------------


Time Table

Cut-Off Date:                        November 1, 2004
Settlement Date:                     November 29, 2004
Distribution Date:                   25th of each month or the next business day
First Distribution Date:             December 27, 2004

Features of the Transaction

o Offering consists of certificates totaling approximately $1,289,895,100 of which $1,254,786,100 are expected to be rated AAA by S&P, Moody's and Fitch.

o The expected amount of credit support for the senior certificates, except for the Class 1A1 Certificates will be 3.50%. The expected amount of credit support for the Class 1A1 super senior certificate will be 10.00%.

o In general, the collateral consists of 5/1 hybrid adjustable rate mortgage loans with most set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by Wells Fargo Bank, N.A.

Structure of the Certificates

Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates (collectively, the "Subordinate Certificates") will be subordinate in the right to receive payments of the principal and interest and, therefore, provide credit protection to the Class 1A1, and Class 1A2 Certificates (the "Group 1 Senior Certificates") and Class 2A1, 2A2 and 2AIO (the "Group 2 Senior Certificates, and together with the Group 1 Senior Certificates, the "Senior Certificates"). Furthermore, The 1A1 Class will be a "super senior class" and will be entitled to additional credit support from the 1A2 class (a "super senior support class"). Principal losses on the underlying loans will not be allocated to the Super Senior class, but instead they will be allocated to the super senior support class. In addition, for the first seven years after the Settlement Date, subject to the exception described below, all principal prepayments will be used to pay down the Senior Certificates (except for the Class 2AIO Certificates), which is intended to increase the relative proportion of Subordinate Certificates to the Senior Certificates and thereby increase the amount of subordination to the Senior Certificates. After such time, and subject to certain loss and delinquency criteria, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate Certificates are as follows:


          ------------------------------------------------------------
                Distribution Date              Pro Rata Share
          ------------------------------------------------------------
               Dec 2004 - Nov 2011                    0%
               Dec 2011 - Nov 2012                   30%
               Dec 2012 - Nov 2013                   40%
               Dec 2013 - Nov 2014                   60%
               Dec 2014 - Nov 2015                   80%
                Dec 2015 and after                  100%
          ------------------------------------------------------------

If before the Distribution Date in December 2007 the credit support to the Senior Certificates is greater than two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in December 2007 the credit support is greater then two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment proceeds, subject to certain loss and delinquency criteria.


Distributions

Group 1 and Group 2 Distribution Amount

As of any Distribution Date, the sum of (i) payments of principal and interest on the Mortgage Loans received by the Master Servicer prior to the remittance date for such Distribution Date, (ii) all Periodic Advances for such Distribution Date and (iii) all other amounts required to be placed in the Certificate Account by the Servicer, the Master Servicer or the Trustee on or before such Distribution Date.


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

    All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

                      Structural and Collateral Term Sheet     November 19, 2004
--------------------------------------------------------------------------------

Priority of Distributions

      1. Payment of accrued and unpaid interest, pro rata, to the holders of the Senior Certificates;

      2. Payment of principal to the holders of the related Senior Certificates in an amount equal to the related group's senior principal distribution amount.

      3. Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning with the Class B-1 Certificates, so that each Subordinate Class shall receive (a) the weighted average Net Mortgage Rate of the Mortgage Loans, and (b) such class' allocable share of the subordinate principal amount.

Principal will be distributed pro rata to the Class 1A1 and 1A2 Certificates and pro rata to the Class 2A1 and 2A2 Certificates.

Allocation of Realized Losses

Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical class designations, beginning with the Class B-6 Certificates, in each case until their respective principal balance has been reduced to zero; thereafter, to the related Group 1 or Group 2 Senior Certificates, pro rata, in reduction of their respective principal balances. Notwithstanding the foregoing, realized losses on the Mortgage Loans otherwise allocable to the Class 1A1 Certificates will be allocated to the Class 1A2 Certificates to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero, and thereafter to the Class 1A1 Certificates to reduce the Certificate Balance of such class until the Certificate Balance of such class has been reduced to zero.

Key Terms

Issuer:                         WFMBS 2004-Z Trust

Underwriter:                    Goldman, Sachs & Co.

Seller:                         Wells Fargo Asset Securities Corporation

Servicer:                       Wells Fargo Bank, NA

Master Servicer:                Wells Fargo Bank, NA

Trustee:                        Wachovia Bank, NA

Rating Agencies:                Fitch, Moody's and S&P

Type of Issuance:               Public

Servicer Advancing:             The Servicer is obligated to advance delinquent
                                mortgagor payments through the date of
                                liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:          The Master Servicer is required to cover
                                interest shortfall, for each Distribution Date, at the lesser of (i) the aggregate Prepayment
                                Interest Shortfall with respect to such
                                Distribution Date and (ii) the lesser of (X) the product of (A) 1/12th of 0.20% and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and
                                (Y) the Available Master Servicing Compensation for such Distribution Date. Compensating
                                Interest is not paid on curtailments.

Interest Accrual:               On a 30/360 basis; the accrual period
                                is the calendar month preceding the month of each Distribution Date.

The Group 1 Mortgage Loans:     The Group 1 Mortgage Loans consist of 100% 5/1
                                One-Year CMT Hybrid ARMs secured by first lien, one-to-four family residential properties. The
                                Group 1 Mortgage Loans consist of conforming loans with respect to principal balance. The
                                Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 96% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the
                                "Gross Margin"). Most of the Mortgage Loans have
                                Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross
                                Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

The Group 2 Mortgage Loans:     The Group 2 Mortgage Loans consist of 100% 5/1
                                One-Year CMT Hybrid ARMs secured by first lien, one-to-four family residential properties. The
                                Group 2 Mortgage Loans consist of non-conforming loans, with respect to principal balance. The
                                Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. 76% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the
                                "Gross Margin"). Most of the Mortgage Loans have
                                Periodic Interest Rate Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage loans are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross
                                Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

Index: The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release
                                H. 15(519), as applicable, and annually
                                thereafter.

Expected Subordination:         10.00% for the class 1A1 super senior
                                certificate and 3.50% for all the other senior certificates

Other Certificates:             The following Classes of "Other Certificates"
                                will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Offered
                                Certificates, but are not offered hereby

                                ------------------------------------------------
                                                 Approximate         Initial
                                                 Certificate      Pass-Through
                                Certificate        Balance             Rate
                                ------------------------------------------------
                                     B4           $5,851,000          4.621%
                                     B5           $1,951,000          4.621%
                                     B6           $2,600,750          4.621%
                                ------------------------------------------------

Clean Up Call:                  10% of the Cut-off Date principal balance of the
                                Mortgage Loans.

Tax Treatment:                  It is anticipated that the Offered Certificates
                                will be treated as REMIC regular interests for tax purposes.

ERISA Eligibility:              The Offered Certificates are expected to be
                                ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:              The Senior and Class B1 Certificates are
                                expected to constitute "mortgage related securities" for purposes of SMMEA.

Minimum Denomination:           $25,000 for the Senior Certificates, except for
                                a higher minimum for the Class 1A2 Certificates
                                ($100,000) and the Class 2AIO Certificates.


Delivery:                       Class 1A1, 1A2, 2A1, 2A2, 2AIO, B1, B2 and B3
                                Certificates - DTC.


--------------------------------------------------------------------------------
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request. This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

                              Goldman, Sachs & Co.
                                  WFMBS 2004-Z
                             As of November 1, 2004

                                    aggregate

Selection Criteria: aggregate
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only

1. Stats

Count: 3,329
Current Balance: $1,300,297,850
Average Current Balance: $390,597
Gross Weighted Average Mortgage Interest Rate: 4.88052%
Net Weighted Average Mortgage Interest Rate: 4.62052%
Original Term: 360
Remaining Term: 359
Age: 1
Weighted Average Original Loan-to-Value Ratio: 71.93%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.881%
Months to First Adjustment Date: 59
Weighted Average FICO Score: 737
Percentage of Interest Only Loans: 80.677%



2. ARM Type

--------------------------------------------------------------------------------
ARM Type                                       Count      Balance       Percent
--------------------------------------------------------------------------------
5/1 ARMs                                       3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


3. Balance

--------------------------------------------------------------------------------
Balance                                        Count      Balance       Percent
--------------------------------------------------------------------------------
Conforming                                     1,508     $323,554,310     24.90%
Non - Conforming                               1,821      976,743,540      75.1
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


4. Original Principal Balance

--------------------------------------------------------------------------------
Original Principal Balance                     Count      Balance       Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00                689     $102,710,560      7.90%
$200,000.01 to $300,000.00                       607      152,207,116      11.7
$300,000.01 to $400,000.00                       698      248,466,648      19.1
$400,000.01 to $500,000.00                       544      245,744,708      18.9
$500,000.01 to $600,000.00                       340      187,003,994      14.4
$600,000.01 to $700,000.00                       203      130,439,696        10
$700,000.01 to $800,000.00                        70       53,015,214       4.1
$800,000.01 to $900,000.00                        43       36,760,912       2.8
$900,000.01 to $1,000,000.00                     109      106,876,296       8.2
$1,000,000.01 and over                            26       37,072,707       2.9
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

--------------------------------------------------------------------------------
Current Mortgage Interest Rate                 Count      Balance       Percent
--------------------------------------------------------------------------------
2.500% to 2.749%                                   3         $908,895      0.10%
2.750% to 2.999%                                   2          921,600       0.1
3.000% to 3.249%                                   2          720,748       0.1
3.250% to 3.499%                                   5        2,184,316       0.2
3.500% to 3.749%                                   7        2,495,240       0.2
3.750% to 3.999%                                  24       10,725,375       0.8
4.000% to 4.249%                                  88       36,814,605       2.8
4.250% to 4.499%                                 163       69,423,406       5.3
4.500% to 4.749%                                 406      174,881,798      13.4
4.750% to 4.999%                               1,012      413,094,000      31.8
5.000% to 5.249%                                 901      350,617,732        27
5.250% to 5.499%                                 577      195,915,057      15.1
5.500% to 5.749%                                 126       37,732,417       2.9
5.750% to 5.999%                                  13        3,862,662       0.3
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

--------------------------------------------------------------------------------
Remaining Terms to Stated Maturity             Count      Balance       Percent
--------------------------------------------------------------------------------
239                                                2         $558,000      0.00%
343                                                1          359,426         0
344                                                1          446,086         0
345                                                1          163,853         0
346                                                1          425,000         0
353                                                1          259,775         0
354                                                7        2,476,744       0.2
355                                                2          910,314       0.1
356                                               16        8,490,156       0.7
357                                               35       13,078,296         1
358                                              237       90,414,146         7
359                                            2,439      968,100,733      74.5
360                                              586      214,615,323      16.5
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio                   Count      Balance       Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                                193      $89,807,426      6.90%
50.001% to 60.000%                               242      119,147,785       9.2
60.001% to 70.000%                               471      241,967,496      18.6
70.001% to 75.000%                               339      153,823,382      11.8
75.001% to 80.000%                             1,977      666,818,328      51.3
80.001% to 85.000%                                14        4,248,153       0.3
85.001% to 90.000%                                33        9,595,720       0.7
90.001% to 95.000%                                59       13,999,561       1.1
95.001% to 100.000%                                1          890,000       0.1
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


8. FICO Score

--------------------------------------------------------------------------------
FICO Score                                     Count      Balance       Percent
--------------------------------------------------------------------------------
N/A                                                9       $3,677,350      0.30%
600 to 619                                         1          400,000         0
620 to 649                                        56       26,867,681       2.1
650 to 679                                       139       64,209,016       4.9
680 to 719                                       926      342,694,328      26.4
720 to 759                                     1,045      408,429,674      31.4
760 to 849                                     1,153      454,019,803      34.9
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


9. Geographic Areas

--------------------------------------------------------------------------------
Geographic Areas                               Count      Balance       Percent
--------------------------------------------------------------------------------
AK                                                 3         $798,000      0.10%
AL                                                 8        2,382,601       0.2
AR                                                 7        1,881,666       0.1
AZ                                               100       27,404,014       2.1
CA                                             1,128      551,391,459      42.4
CO                                               128       42,537,116       3.3
CT                                                25       12,574,281         1
DC                                                30       12,289,185       0.9
DE                                                11        3,238,857       0.2
FL                                               207       62,760,618       4.8
GA                                                75       21,199,973       1.6
HI                                                 9        3,863,734       0.3
IA                                                 9        1,924,865       0.1
ID                                                 8        2,030,693       0.2
IL                                               124       48,411,616       3.7
IN                                                15        3,454,944       0.3
KS                                                10        4,181,239       0.3
KY                                                12        3,104,141       0.2
LA                                                 3          422,307         0
MA                                                71       33,555,092       2.6
MD                                               150       55,425,985       4.3
ME                                                 3        1,860,147       0.1
MI                                                42       15,082,960       1.2
MN                                               121       37,042,745       2.8
MO                                                23        6,583,280       0.5
MS                                                 5        1,611,761       0.1
MT                                                 4        1,226,700       0.1
NC                                                60       17,606,498       1.4
NE                                                 2          527,049         0
NH                                                 4        1,638,000       0.1
NJ                                               109       47,578,849       3.7
NM                                                11        3,053,152       0.2
NV                                                64       19,731,889       1.5
NY                                                87       44,779,501       3.4
OH                                                63       15,221,524       1.2
OK                                                 2          289,556         0
OR                                                26        7,686,459       0.6
PA                                                43       14,060,356       1.1
RI                                                 2          494,385         0
SC                                                48       13,994,705       1.1
SD                                                 1          313,000         0
TN                                                24        4,515,100       0.3
TX                                                60       21,785,069       1.7
UT                                                10        2,320,169       0.2
VA                                               223       79,643,114       6.1
VT                                                 2          338,211         0
WA                                               132       40,189,747       3.1
WI                                                22        5,581,539       0.4
WV                                                 2          310,000         0
WY                                                 1          400,000         0
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


10. Index

--------------------------------------------------------------------------------
Index                                          Count      Balance       Percent
--------------------------------------------------------------------------------
1CM                                            3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


11. Gross Margin

--------------------------------------------------------------------------------
Gross Margin                                   Count      Balance       Percent
--------------------------------------------------------------------------------
2.25%                                              1         $383,919      0.00%
2.75%                                          3,328    1,299,913,932       100
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


12. Rate Ceiling

--------------------------------------------------------------------------------
Rate Ceiling                                   Count      Balance       Percent
--------------------------------------------------------------------------------
7.500% to 7.999%                                   5       $1,830,495      0.10%
8.000% to 8.499%                                   7        2,905,064       0.2
8.500% to 8.999%                                  31       13,220,615         1
9.000% to 9.499%                                 251      106,238,011       8.2
9.500% to 9.999%                               1,418      587,975,798      45.2
10.000% to 10.499%                             1,478      546,532,789        42
10.500% to 10.999%                               139       41,595,079       3.2
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


13. Months to First Adjustment Date

--------------------------------------------------------------------------------
Months to First Adjustment Date                Count      Balance       Percent
--------------------------------------------------------------------------------
43                                                 1         $359,426      0.00%
44                                                 1          446,086         0
45                                                 1          163,853         0
46                                                 1          425,000         0
53                                                 1          259,775         0
54                                                 7        2,476,744       0.2
55                                                 2          910,314       0.1
56                                                16        8,490,156       0.7
57                                                35       13,078,296         1
58                                               237       90,414,146         7
59                                             2,441      968,658,733      74.5
60                                               586      214,615,323      16.5
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


14. Delinquency

--------------------------------------------------------------------------------
Delinquency                                    Count      Balance       Percent
--------------------------------------------------------------------------------
Current                                        3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


15. Property Type

--------------------------------------------------------------------------------
Property Type                                  Count      Balance       Percent
--------------------------------------------------------------------------------
Single Family Dwelling                         2,591   $1,055,990,154     81.20%
Low-rise Condominium                             549      169,666,223        13
High-rise Condominium                            129       48,416,748       3.7
Multi-family - 2 Units                            21       10,184,856       0.8
Planned Unit Development                          26        8,852,865       0.7
Co-op                                             13        7,187,005       0.6
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


16. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                                 Count      Balance       Percent
--------------------------------------------------------------------------------
Primary Residence                              3,023   $1,199,516,353     92.20%
Second Home                                      306      100,781,497       7.8
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


17. Purpose

--------------------------------------------------------------------------------
Purpose                                        Count      Balance       Percent
--------------------------------------------------------------------------------
Purchase                                       2,439     $919,780,442     70.70%
Rate-Term Refinance                              625      279,792,500      21.5
Cash-Out Refinance                               265      100,724,908       7.7
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


18. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                             Count      Balance       Percent
--------------------------------------------------------------------------------
Full Documentation                             2,075     $830,520,478     63.90%
Asset Only                                     1,082      401,044,821      30.8
No Doc                                           118       42,313,138       3.3
Income Only                                       54       26,419,414         2
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


19. Interest Only

--------------------------------------------------------------------------------
Interest Only                                  Count      Balance       Percent
--------------------------------------------------------------------------------
Y                                              2,793   $1,049,036,912     80.70%
N                                                536      251,260,938      19.3
--------------------------------------------------------------------------------
Total:                                         3,329   $1,300,297,850    100.00%
--------------------------------------------------------------------------------


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

                              Goldman, Sachs & Co.
                                  WFMBS 2004-Z
                             As of November 1, 2004

                                Conforming Jumbo

Selection Criteria: Conforming
Table of Contents

1. Stats
2. ARM Type
3. Balance
4. Original Principal Balance
5. Current Mortgage Interest Rate
6. Remaining Terms to Stated Maturity
7. Original Loan-To-Value Ratio
8. FICO Score
9. Geographic Areas
10. Index
11. Gross Margin
12. Rate Ceiling
13. Months to First Adjustment Date
14. Delinquency
15. Property Type
16. Occupancy Code
17. Purpose
18. Documentation Type
19. Interest Only

1. Stats

Count: 1,498
Current Balance: $321,278,315
Average Current Balance: $214,472
Gross Weighted Average Mortgage Interest Rate: 4.92670%
Net Weighted Average Mortgage Interest Rate: 4.66670%
Original Term: 360
Remaining Term: 359
Age: 1
Weighted Average Original Loan-to-Value Ratio: 76.16%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.927%
Months to First Adjustment Date: 59
Weighted Average FICO Score: 740
Percentage of Interest Only Loans: 95.760%


2. ARM Type

--------------------------------------------------------------------------------
ARM Type                                       Count      Balance       Percent
--------------------------------------------------------------------------------
5/1 ARMs                                       1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


3. Balance

--------------------------------------------------------------------------------
Balance                                        Count      Balance       Percent
--------------------------------------------------------------------------------
Conforming                                     1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


4. Original Principal Balance

--------------------------------------------------------------------------------
Original Principal Balance                     Count      Balance       Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00                683     $101,837,622     31.70%
$200,000.01 to $300,000.00                       603      151,069,921        47
$300,000.01 to $400,000.00                       209       67,079,315      20.9
$400,000.01 to $500,000.00                         3        1,291,458       0.4
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

--------------------------------------------------------------------------------
Current Mortgage Interest Rate                 Count      Balance       Percent
--------------------------------------------------------------------------------
2.500% to 2.749%                                   2         $508,895      0.20%
2.750% to 2.999%                                   1          296,800       0.1
3.000% to 3.249%                                   1          332,369       0.1
3.250% to 3.499%                                   1          332,000       0.1
3.500% to 3.749%                                   5        1,203,140       0.4
3.750% to 3.999%                                   9        1,917,604       0.6
4.000% to 4.249%                                  31        6,991,770       2.2
4.250% to 4.499%                                  65       15,590,016       4.9
4.500% to 4.749%                                 171       39,005,570      12.1
4.750% to 4.999%                                 426       92,286,262      28.7
5.000% to 5.249%                                 379       79,903,266      24.9
5.250% to 5.499%                                 314       64,677,726      20.1
5.500% to 5.749%                                  83       16,091,737         5
5.750% to 5.999%                                  10        2,141,161       0.7
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

--------------------------------------------------------------------------------
Remaining Terms to Stated Maturity             Count      Balance       Percent
--------------------------------------------------------------------------------
239                                                1          $98,000      0.00%
345                                                1          163,853       0.1
353                                                1          259,775       0.1
354                                                2          315,000       0.1
356                                                6        1,112,419       0.3
357                                               16        3,750,979       1.2
358                                               99       21,285,925       6.6
359                                            1,057      229,247,775      71.4
360                                              315       65,044,589      20.2
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio                   Count      Balance       Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                                 72      $12,708,085      4.00%
50.001% to 60.000%                                61       12,727,248         4
60.001% to 70.000%                               106       24,699,794       7.7
70.001% to 75.000%                               120       26,651,292       8.3
75.001% to 80.000%                             1,067      230,691,596      71.8
80.001% to 85.000%                                 7        1,303,687       0.4
85.001% to 90.000%                                20        4,421,492       1.4
90.001% to 95.000%                                45        8,075,122       2.5
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


8. FICO Score

--------------------------------------------------------------------------------
FICO Score                                     Count      Balance       Percent
--------------------------------------------------------------------------------
620 to 649                                         6       $1,518,916      0.50%
650 to 679                                        28        6,277,071         2
680 to 719                                       461       98,342,219      30.6
720 to 759                                       477      102,027,331      31.8
760 to 849                                       526      113,112,777      35.2
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


9. Geographic Areas

--------------------------------------------------------------------------------
Geographic Areas                               Count      Balance       Percent
--------------------------------------------------------------------------------
AK                                                 3         $798,000      0.20%
AL                                                 5          953,717       0.3
AR                                                 4          565,002       0.2
AZ                                                75       14,619,151       4.6
CA                                               218       56,579,797      17.6
CO                                                84       16,672,386       5.2
CT                                                 7        1,703,860       0.5
DC                                                13        3,512,842       1.1
DE                                                 8        1,884,898       0.6
FL                                               132       26,174,894       8.1
GA                                                60       11,605,830       3.6
HI                                                 8        2,863,734       0.9
IA                                                 7        1,096,850       0.3
ID                                                 6        1,062,693       0.3
IL                                                56       12,158,530       3.8
IN                                                14        2,911,744       0.9
KS                                                 5          799,100       0.2
KY                                                10        2,143,072       0.7
LA                                                 3          422,307       0.1
MA                                                20        4,977,320       1.5
MD                                                75       18,365,122       5.7
MI                                                21        4,375,206       1.4
MN                                                79       15,516,308       4.8
MO                                                14        2,057,704       0.6
MS                                                 3          414,761       0.1
MT                                                 3          676,700       0.2
NC                                                40        6,837,506       2.1
NE                                                 1          127,600         0
NH                                                 1          126,000         0
NJ                                                37        7,849,568       2.4
NM                                                 8        1,595,400       0.5
NV                                                43        9,786,787         3
NY                                                29        6,954,049       2.2
OH                                                52       10,085,763       3.1
OK                                                 2          289,556       0.1
OR                                                17        3,398,263       1.1
PA                                                22        4,187,478       1.3
RI                                                 2          494,385       0.2
SC                                                30        5,409,556       1.7
SD                                                 1          313,000       0.1
TN                                                22        3,765,573       1.2
TX                                                35        7,081,399       2.2
UT                                                 9        1,320,169       0.4
VA                                               106       24,961,255       7.8
VT                                                 2          338,211       0.1
WA                                                88       18,251,076       5.7
WI                                                16        2,884,195       0.9
WV                                                 2          310,000       0.1
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


10. Index

--------------------------------------------------------------------------------
Index                                          Count      Balance       Percent
--------------------------------------------------------------------------------
1CM                                            1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


11. Gross Margin

--------------------------------------------------------------------------------
Gross Margin                                   Count      Balance       Percent
--------------------------------------------------------------------------------
2.75%                                          1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


12. Rate Ceiling

--------------------------------------------------------------------------------
Rate Ceiling                                   Count      Balance       Percent
--------------------------------------------------------------------------------
7.500% to 7.999%                                   3         $805,695      0.30%
8.000% to 8.499%                                   2          664,369       0.2
8.500% to 8.999%                                  14        3,120,744         1
9.000% to 9.499%                                  96       22,581,786         7
9.500% to 9.999%                                 597      131,291,833      40.9
10.000% to 10.499%                               693      144,580,991        45
10.500% to 10.999%                                93       18,232,898       5.7
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


13. Months to First Adjustment Date

--------------------------------------------------------------------------------
Months to First Adjustment Date                Count      Balance       Percent
--------------------------------------------------------------------------------
45                                                 1         $163,853      0.10%
53                                                 1          259,775       0.1
54                                                 2          315,000       0.1
56                                                 6        1,112,419       0.3
57                                                16        3,750,979       1.2
58                                                99       21,285,925       6.6
59                                             1,058      229,345,775      71.4
60                                               315       65,044,589      20.2
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


14. Delinquency

--------------------------------------------------------------------------------
Delinquency                                    Count      Balance       Percent
--------------------------------------------------------------------------------
Current                                        1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


15. Property Type

--------------------------------------------------------------------------------
Property Type                                  Count      Balance       Percent
--------------------------------------------------------------------------------
Single Family Dwelling                         1,078     $232,026,883     72.20%
Low-rise Condominium                             327       67,335,280        21
High-rise Condominium                             65       15,103,684       4.7
Multi-family - 2 Units                            10        3,053,706         1
Planned Unit Development                          13        2,778,246       0.9
Co-op                                              5          980,516       0.3
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


16. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                                 Count      Balance       Percent
--------------------------------------------------------------------------------
Primary Residence                              1,320     $285,633,299     88.90%
Second Home                                      178       35,645,016      11.1
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


17. Purpose

--------------------------------------------------------------------------------
Purpose                                        Count      Balance       Percent
--------------------------------------------------------------------------------
Purchase                                       1,180     $254,388,316     79.20%
Rate-Term Refinance                              209       44,228,752      13.8
Cash-Out Refinance                               109       22,661,247       7.1
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


18. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                             Count      Balance       Percent
--------------------------------------------------------------------------------
Full Documentation                               918     $194,082,900     60.40%
Asset Only                                       513      110,638,531      34.4
No Doc                                            52       13,226,192       4.1
Income Only                                       15        3,330,692         1
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


19. Interest Only

--------------------------------------------------------------------------------
Interest Only                                  Count      Balance       Percent
--------------------------------------------------------------------------------
Y                                              1,437     $307,656,762     95.80%
N                                                 61       13,621,553       4.2
--------------------------------------------------------------------------------
Total:                                         1,498     $321,278,315    100.00%
--------------------------------------------------------------------------------


Selection Criteria: Jumbo
Table of Contents

1. Stats 2. ARM Type 3. Balance
4. Original Principal Balance 5. Current Mortgage Interest Rate 6. Remaining Terms to Stated Maturity 7. Original Loan-To-Value Ratio 8. FICO Score 9. Geographic Areas 10. Index 11. Gross Margin 12. Rate Ceiling 13. Months to First Adjustment Date 14. Delinquency 15. Property Type 16. Occupancy Code 17. Purpose
18. Documentation Type 19. Interest Only

1. Stats

Count: 1,831
Current Balance: $979,019,535
Average Current Balance: $534,691
Gross Weighted Average Mortgage Interest Rate: 4.86537%
Net Weighted Average Mortgage Interest Rate: 4.60537%
Original Term: 360
Remaining Term: 359
Age: 1
Weighted Average Original Loan-to-Value Ratio: 70.54%
Gross Margin: 2.750%
Initial Periodic Cap: 5.000%
Subsequent Periodic Cap: 2.000%
Maximum Interest Rate: 9.865%
Months to First Adjustment Date: 59
Weighted Average FICO Score: 736
Percentage of Interest Only Loans: 75.727%


2. ARM Type

--------------------------------------------------------------------------------
ARM Type                                       Count      Balance       Percent
--------------------------------------------------------------------------------
5/1 ARMs                                       1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


3. Balance

--------------------------------------------------------------------------------
Balance                                        Count      Balance       Percent
--------------------------------------------------------------------------------
Conforming                                        10       $2,275,995      0.20%
Non - Conforming                               1,821      976,743,540      99.8
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


4. Original Principal Balance

--------------------------------------------------------------------------------
Original Principal Balance                     Count      Balance       Percent
--------------------------------------------------------------------------------
Less than or equal to $200,000.00                  6         $872,938      0.10%
$200,000.01 to $300,000.00                         4        1,137,195       0.1
$300,000.01 to $400,000.00                       489      181,387,333      18.5
$400,000.01 to $500,000.00                       541      244,453,251        25
$500,000.01 to $600,000.00                       340      187,003,994      19.1
$600,000.01 to $700,000.00                       203      130,439,696      13.3
$700,000.01 to $800,000.00                        70       53,015,214       5.4
$800,000.01 to $900,000.00                        43       36,760,912       3.8
$900,000.01 to $1,000,000.00                     109      106,876,296      10.9
$1,000,000.01 and over                            26       37,072,707       3.8
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


5. Current Mortgage Interest Rate

--------------------------------------------------------------------------------
Current Mortgage Interest Rate                 Count      Balance       Percent
--------------------------------------------------------------------------------
2.500% to 2.749%                                   1         $400,000      0.00%
2.750% to 2.999%                                   1          624,800       0.1
3.000% to 3.249%                                   1          388,379         0
3.250% to 3.499%                                   4        1,852,316       0.2
3.500% to 3.749%                                   2        1,292,100       0.1
3.750% to 3.999%                                  15        8,807,771       0.9
4.000% to 4.249%                                  57       29,822,835         3
4.250% to 4.499%                                  98       53,833,391       5.5
4.500% to 4.749%                                 235      135,876,227      13.9
4.750% to 4.999%                                 586      320,807,738      32.8
5.000% to 5.249%                                 522      270,714,467      27.7
5.250% to 5.499%                                 263      131,237,331      13.4
5.500% to 5.749%                                  43       21,640,680       2.2
5.750% to 5.999%                                   3        1,721,501       0.2
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


6. Remaining Terms to Stated Maturity

--------------------------------------------------------------------------------
Remaining Terms to Stated Maturity             Count      Balance       Percent
--------------------------------------------------------------------------------
239                                                1         $460,000      0.00%
343                                                1          359,426         0
344                                                1          446,086         0
346                                                1          425,000         0
354                                                5        2,161,744       0.2
355                                                2          910,314       0.1
356                                               10        7,377,737       0.8
357                                               19        9,327,316         1
358                                              138       69,128,221       7.1
359                                            1,382      738,852,957      75.5
360                                              271      149,570,734      15.3
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


7. Original Loan-To-Value Ratio

--------------------------------------------------------------------------------
Original Loan-To-Value Ratio                   Count      Balance       Percent
--------------------------------------------------------------------------------
0.001% to 50.000%                                121      $77,099,341      7.90%
50.001% to 60.000%                               181      106,420,537      10.9
60.001% to 70.000%                               365      217,267,703      22.2
70.001% to 75.000%                               219      127,172,089        13
75.001% to 80.000%                               910      436,126,732      44.5
80.001% to 85.000%                                 7        2,944,466       0.3
85.001% to 90.000%                                13        5,174,229       0.5
90.001% to 95.000%                                14        5,924,439       0.6
95.001% to 100.000%                                1          890,000       0.1
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


8. FICO Score

--------------------------------------------------------------------------------
FICO Score                                     Count      Balance       Percent
--------------------------------------------------------------------------------
N/A                                                9       $3,677,350      0.40%
600 to 619                                         1          400,000         0
620 to 649                                        50       25,348,765       2.6
650 to 679                                       111       57,931,944       5.9
680 to 719                                       465      244,352,109        25
720 to 759                                       568      306,402,342      31.3
760 to 849                                       627      340,907,025      34.8
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


9. Geographic Areas

--------------------------------------------------------------------------------
Geographic Areas                               Count      Balance       Percent
--------------------------------------------------------------------------------
AL                                                 3       $1,428,884      0.10%
AR                                                 3        1,316,664       0.1
AZ                                                25       12,784,863       1.3
CA                                               910      494,811,663      50.5
CO                                                44       25,864,730       2.6
CT                                                18       10,870,421       1.1
DC                                                17        8,776,343       0.9
DE                                                 3        1,353,959       0.1
FL                                                75       36,585,724       3.7
GA                                                15        9,594,143         1
HI                                                 1        1,000,000       0.1
IA                                                 2          828,015       0.1
ID                                                 2          968,000       0.1
IL                                                68       36,253,086       3.7
IN                                                 1          543,200       0.1
KS                                                 5        3,382,139       0.3
KY                                                 2          961,069       0.1
MA                                                51       28,577,771       2.9
MD                                                75       37,060,863       3.8
ME                                                 3        1,860,147       0.2
MI                                                21       10,707,755       1.1
MN                                                42       21,526,437       2.2
MO                                                 9        4,525,576       0.5
MS                                                 2        1,197,000       0.1
MT                                                 1          550,000       0.1
NC                                                20       10,768,992       1.1
NE                                                 1          399,449         0
NH                                                 3        1,512,000       0.2
NJ                                                72       39,729,281       4.1
NM                                                 3        1,457,752       0.1
NV                                                21        9,945,102         1
NY                                                58       37,825,452       3.9
OH                                                11        5,135,762       0.5
OR                                                 9        4,288,196       0.4
PA                                                21        9,872,879         1
SC                                                18        8,585,149       0.9
TN                                                 2          749,527       0.1
TX                                                25       14,703,670       1.5
UT                                                 1        1,000,000       0.1
VA                                               117       54,681,860       5.6
WA                                                44       21,938,671       2.2
WI                                                 6        2,697,344       0.3
WY                                                 1          400,000         0
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


10. Index

--------------------------------------------------------------------------------
Index                                          Count      Balance       Percent
--------------------------------------------------------------------------------
1CM                                            1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


11. Gross Margin

--------------------------------------------------------------------------------
Gross Margin                                   Count      Balance       Percent
--------------------------------------------------------------------------------
2.25%                                              1         $383,919      0.00%
2.75%                                          1,830      978,635,617       100
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


12. Rate Ceiling

--------------------------------------------------------------------------------
Rate Ceiling                                   Count      Balance       Percent
--------------------------------------------------------------------------------
7.500% to 7.999%                                   2       $1,024,800      0.10%
8.000% to 8.499%                                   5        2,240,695       0.2
8.500% to 8.999%                                  17       10,099,871         1
9.000% to 9.499%                                 155       83,656,225       8.5
9.500% to 9.999%                                 821      456,683,965      46.6
10.000% to 10.499%                               785      401,951,798      41.1
10.500% to 10.999%                                46       23,362,181       2.4
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


13. Months to First Adjustment Date

--------------------------------------------------------------------------------
Months to First Adjustment Date                Count      Balance       Percent
--------------------------------------------------------------------------------
43                                                 1         $359,426      0.00%
44                                                 1          446,086         0
46                                                 1          425,000         0
54                                                 5        2,161,744       0.2
55                                                 2          910,314       0.1
56                                                10        7,377,737       0.8
57                                                19        9,327,316         1
58                                               138       69,128,221       7.1
59                                             1,383      739,312,957      75.5
60                                               271      149,570,734      15.3
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


14. Delinquency

--------------------------------------------------------------------------------
Delinquency                                    Count      Balance       Percent
--------------------------------------------------------------------------------
Current                                        1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


15. Property Type

--------------------------------------------------------------------------------
Property Type                                  Count      Balance       Percent
--------------------------------------------------------------------------------
Single Family Dwelling                         1,513     $823,963,271     84.20%
Low-rise Condominium                             222      102,330,943      10.5
High-rise Condominium                             64       33,313,064       3.4
Multi-family - 2 Units                            11        7,131,150       0.7
Co-op                                              8        6,206,489       0.6
Planned Unit Development                          13        6,074,619       0.6
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


16. Occupancy Code

--------------------------------------------------------------------------------
Occupancy Code                                 Count      Balance       Percent
--------------------------------------------------------------------------------
Primary Residence                              1,703     $913,883,054     93.30%
Second Home                                      128       65,136,481       6.7
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


17. Purpose

--------------------------------------------------------------------------------
Purpose                                        Count      Balance       Percent
--------------------------------------------------------------------------------
Purchase                                       1,259     $665,392,126     68.00%
Rate-Term Refinance                              416      235,563,748      24.1
Cash-Out Refinance                               156       78,063,661         8
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


18. Documentation Type

--------------------------------------------------------------------------------
Documentation Type                             Count      Balance       Percent
--------------------------------------------------------------------------------
Full Documentation                             1,157     $636,437,577     65.00%
Asset Only                                       569      290,406,290      29.7
No Doc                                            66       29,086,946         3
Income Only                                       39       23,088,722       2.4
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


19. Interest Only

--------------------------------------------------------------------------------
Interest Only                                  Count      Balance       Percent
--------------------------------------------------------------------------------
Y                                              1,356     $741,380,150     75.70%
N                                                475      237,639,385      24.3
--------------------------------------------------------------------------------
Total:                                         1,831     $979,019,535    100.00%
--------------------------------------------------------------------------------


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